Exhibit 32.1


                  Flexpoint Sensor Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Flexpoint Sensor Systems, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a. the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Clark M. Mower
Date:   May 12, 2005                    ____________________________________
                                        Clark M. Mower
                                        Chief Executive Officer



                                        /s/ John A. Sindt
Date:   May 12, 2005                    ____________________________________
                                        John A. Sindt
                                        Principal Financial Officer